Exhibit 99.1

SERVOTRONICS RECEIVES NOMINATIONS FOR ITS BOARD OF DIRECTORS

-- Company shareholders are not required to take any action at this time --

ELMA, N.Y., March 3, 2022 /PRNewswire/ -- Servotronics, Inc. (NYSE American - SVT) this week received a communication purporting to give notice of shareholder nomination of individuals for election as directors at the Company's 2022 annual meeting.

Servotronics and its Board of Directors welcomes constructive input from shareholders and will be reviewing the communication from Star Equity Fund, LP, which is believed to be an affiliate of Star Equity Holdings, Inc., Star Equity Fund, Star Equity Fund GP, LLC, Star Value, LLC, Star Investment Management, LLC.

Servotronics' shareholders are not required to take any action at this time and the Company recommends that the shareholders make voting decisions after they receive definitive proxy materials from the Company, which will include the date and time for the 2022 annual meeting.

IMPORTANT INFORMATION

Servotronics, Inc. ("Servotronics" or the "Company") will file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for its annual meeting of shareholders. The Company will furnish the definitive proxy statement to its shareholders. Shareholders are strongly advised to read the proxy statement because it will contain important information from the Company. Shareholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from www.sec.gov or the Company's website at https://servotronics.com/investor-relations/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the Company's solicitation of proxies from shareholders in connection with the matters to be considered at the upcoming annual meeting of shareholders. Information about the Company's directors and executive officers is set forth in the Company's Proxy Statement for its last Annual Meeting of Shareholders, which was filed with the SEC on April 14, 2021 and is available at the SEC's website at www.sec.gov or the Company's website at https://servotronics.com/investor-relations/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the upcoming annual meeting of shareholders will be included in the definitive proxy statement that the Company will file with the SEC.

ABOUT SERVOTRONICS

The Company is composed of two groups – the ATG and the CPG. The ATG primarily designs, develops and manufactures servo controls and other components for various commercial and government applications (i.e., aircraft, jet engines, missiles, manufacturing equipment, etc.). The CPG designs and manufactures cutlery, bayonets, pocket knives, machetes and combat knives, survival, sporting, agricultural knives and other edged products for both commercial and government applications.

FORWARD-LOOKING STATEMENTS

This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding a potential proxy contest.  Forward-looking statements involve numerous risks and uncertainties which may cause the actual results of the Company to be materially different from future results expressed or implied by such forward-looking statements. There are a number of factors that will influence the Company's future operations, including: uncertainties in today's global economy, including political risks, adverse changes in legal and regulatory environments, and difficulty in predicting defense appropriations, the introduction of new technologies and the impact of competitive products, the vitality of the commercial aviation industry and its ability to purchase new aircraft, the willingness and ability of the Company's customers to fund long-term purchase programs, and market demand and acceptance both for the Company's products and its customers' products which incorporate Company-made components, the Company's ability to accurately align capacity with demand, the availability of financing and changes in interest rates, the outcome of pending and potential litigation and the additional risks discussed in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company assumes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

SERVOTRONICS, INC. (SVT) IS LISTED ON NYSE AMERICAN